Exhibit 10.21(a) Execution Version AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT This AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT (this “Agreement”) is entered into as of December 1, 2021 by and among GS INVESTMENT I, LLC, a Georgia limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrower has entered into that certain Warehouse Credit Agreement, dated as of May 11, 2020, by and among the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Warehouse Credit Agreement, dated as of July 24, 2020, that certain Amendment No. 2 to Warehouse Credit Agreement, dated as of December 1, 2020 and that certain Amendment No. 3 to Warehouse Credit Agreement, dated as of December 18, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, in accordance with the terms of the Credit Agreement, the Borrower has requested, and the Administrative Agent and the Lenders have agreed to, modify certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT 1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. 2. Amendment to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree that the following amendment to the Credit Agreement is made effective as of the date hereof: (a) The definition of “Commitment Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: “Commitment Termination Date” means the earliest to occur of (i) February 15, 2022, (ii) the date that the Administrative Agent declares a Commitment Termination Date following the occurrence of any Amortization Event, or of any Event of Default pursuant to Section 7.02, and (iii) the date the Aggregate Commitments are reduced to zero pursuant to Section 2.02.

2 3. Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the Administrative Agent of the following, each in form and substance acceptable to the Administrative Agent: (a) this Agreement duly executed and delivered by the parties thereto; (b) the Borrower shall pay or caused to be paid (i) the reasonable legal fees and expenses of Chapman and Cutler LLP, as counsel to the Administrative Agent, for the negotiating, documenting and closing of the transactions contemplated hereby, (ii) the reasonable legal fees and expenses of Morgan, Lewis & Bockius LLP, as counsel to the Class B Lenders, for the negotiating, documenting and closing of the transactions contemplated hereby, (iii) the reasonable out-of-pocket expenses of the Administrative Agent in connection herewith and (iv) the reasonable out-of-pocket expenses of the Class B Lenders in connection herewith. 4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Administrative Agent and each Lender that: (a) the representations and warranties of Borrower contained in Section 4.01 of the Credit Agreement are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of such earlier date; (b) no Default or Event of Default has occurred and is continuing; (c) the Borrower has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Transaction Documents as amended hereby; (d) the execution, delivery and performance by the Borrower of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not: (i) contravene the terms of any Borrower Organizational Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any material contract or agreement or any material indebtedness to which the Borrower is a party or affecting the Borrower or the properties of the Borrower, (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (z) result in or require the creation of any Lien upon any asset of the Borrower (other than Liens in favor of the Administrative Agent under the Transaction Documents); or (c) violate any Requirements of Law; (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement; and

3 (f) this Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5. Effect on the Credit Agreement and Ratification. (a) Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Transaction Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent and Lenders reserve all rights, privileges and remedies under the Transaction Documents. The Credit Agreement, as hereby amended, the GreenSky Representations Letter and all other Transaction Documents are hereby ratified and re-affirmed by the Borrower, the Seller and GreenSky, as applicable, in all respects and shall remain unmodified and in full force and effect. All references in the Transaction Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Transaction Document. (b) The relationship of the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Transaction Documents shall be deemed or construed to create a fiduciary relationship between or among the parties. 6. No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Transaction Document or an accord and satisfaction in regard thereto. 7. Hedging. The Borrower, Administrative Agent and Lenders agree that no additional hedging nor any revisions or extensions to the notional schedule of the Borrower’s Qualified Hedging Agreement pursuant to Section 6.03 of the Credit Agreement shall be required prior to the Commitment Termination Date. 8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and Lenders. 9. Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. 10. Incorporation of Credit Agreement. The provisions contained in Section 10.2 (Confidentiality; Publicity), Section 10.03 (Binding on Successors and Assigns), Section 10.08 (Severability of Provisions), Section 10.11 (Governing Law), Section 10.12 (Submission to Jurisdiction), Section 10.13 (Waiver of Jury Trial), and Section 10.14 (Counterparts; Electronic Delivery) of the Credit Agreement are incorporated herein by this reference, mutatis mutandis. REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES FOLLOW.

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written. GS INVESTMENT I, LLC, as Borrower By: /s/ Timothy Kaliban Name: Timothy D Kaliban Title: President JPMORGAN CHASE BANK, N.A., as Administrative Agent and as an initial Committed Lender By: /s/ Gareth Morgan Name: Gareth Morgan Title: Executive Director CHARIOT FUNDING LLC, as a Conduit Lender By: JPMorgan Chase Bank, N.A., as its attorney-in- fact By: /s/ Gareth Morgan Name: Gareth Morgan Title: Executive Director

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT THE PRUDENTIAL ASSURANCE COMPANY LIMITED, as a Class B Lender By: its delegated investment manager M&G Investment Management Limited By: /s/ Scott Searle Name: Scott Searle Title: Authorised Signatory M&G CREDIT INCOME INVESTMENT TRUST PLC, as a Class B Lender By: its delegate investment fund manager M&G Alternatives Investment Management Limited By: /s/ Scott Searle Name: Scott Searle Title: Authorised Signatory PRUDENTIAL CREDIT OPPORTUNITIES 2 S.À R.L., as a Class B Lender By: /s/ Scott Searle Name: Scott Searle Title: Authorised Signatory

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT M&G ILLIQUID CREDIT OPPORTUNITIES FUND II LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G INVESTMENT MANAGEMENT LIMITED By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory M&G ILLIQUID CREDIT OPPORTUNITIES FUND V LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G INVESTMENT MANAGEMENT LIMITED By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory M&G ILLIQUID CREDIT OPPORTUNITIES FUND VII LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G INVESTMENT MANAGEMENT LIMITED By: /s/ James Newbery __________________________ Name: James Newbery Title: Authorised Signatory

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT M&G ILLIQUID CREDIT OPPORTUNITIES FUND IV LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G INVESTMENT MANAGEMENT LIMITED By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory M&G ILLIQUID CREDIT OPPORTUNITIES FUND VI LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G INVESTMENT MANAGEMENT LIMITED By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory WHEELS COMMON INVESTMENT FUND TRUSTEES LTD as the trustee of THE WHEELS COMMON INVESTMENT FUND, as a Class B Lender By: its delegate investment manager, M&G Investment Management Limited By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT CENTRICA COMBINED COMMON INVESTMENT FUND LIMITED, the trustee of Centrica Combined Investment Fund, as a Class B Lender By: its delegate investment manager, M&G Investment Management Limited By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory MPI (LONDON) LIMITED, as a Class B Lender By: its lawfully appointed agent, M&G Investment Management Limited By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory DHL PENSIONS INVESTMENT FUND LIMITED, as trustee of DHL Pensions Investment Fund, as a Class B Lender By: its delegate investment manager, M&G Investment Management Limited By: /s/ James Newbery Name: James Newbery Title: Authorised Signatory

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT BMO CAPITAL MARKETS CORP., as group agent By: /s/ Frank Trocchio Name: Frank Trocchio Title: Director BANK OF MONTREAL, as Committed Lender By: /s/ Karen Louie Name: Karen Louie Title: Director FAIRWAY FINANCE COMPANY, LLC, as Conduit Lender By: /s/ Irina Khaimova Name: Irina Khaimova Title: Vice President

AMENDMENT NO. 4 TO WAREHOUSE CREDIT AGREEMENT Acknowledged and Agreed solely for purposes of Section 5: GS DEPOSITOR I, LLC, as Seller By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President GREENSKY, LLC, as GreenSky and Servicer By: /s/ Timothy D. Kaliban Name: Timothy D/ Kaliban Title: President